Exhibit 10.17

SUPER LEAGUE GAMING, INC. INTERCREDITOR AND COLLATERAL AGENT AGREEMENT

THIS INTERCREDITOR AND COLLATERAL AGENT AGREEMENT (this“Agreement”), is entered into as of by and among each of the parties whose names appear on the signature pages to this Agreement (individually, a “Secured Party”, and collectively, the “Secured Parties”), Charles Tien (the “Collateral Agent”), and Super League Gaming, Inc., a Delaware corporation ( the “Borrower”).

RECITALS

WHEREAS, each of the Secured Parties has loaned monies to Borrower, as evidenced by 9% Secured Convertible Promissory Notes (collectively, the “Notes”) more particularly described in the Note Purchase Agreement entered into by and between Borrower and each Secured Party; and

WHEREAS, it is the intention of each of the Secured Parties that his, her or its security interests and liens against the collateral referred to in Exhibit 1 of the Notes be of equal priority position with regard to the respective security interests, notwithstanding the different dates of investment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, each of the Secured Parties hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall the meanings ascribed to them in the Note Purchase Agreement.

2. Pari Passu Ranking. Notwithstanding the dates and times of perfection of the security interest issued in favor of each Secured Party pursuant to the Security Agreement, each Secured Party’s security interest in and lien against the collateral referred to in Exhibit 1 of the Notes (the “Collateral”) shall rank pari passu, and, accordingly, have the same and equal priority position.

3. Collateral Agent. Subject to the terms of this Agreement, the Secured Parties hereby agrees to the appointment of Charles Tien to serve as the collateral agent with respect to enforcement of the collective rights and remedies available to the Secured Parties in the event of a default by Borrower (the “Collateral Agent”).

(a) Actions. The Secured Parties hereby authorize and appoints the Collateral Agent to act on behalf of each such Secured Party as collateral agent for and representative of such Secured Party under this Agreement and each of the Notes, to enforce the rights provided under this Agreement and each of the Notes and the obligations of the Company hereunder and thereunder and, to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. The Secured Parties agree (which agreement shall survive any termination of this Agreement) to indemnify the Collateral Agent, from and against any and all liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, the Notes and any other agreement relating thereto, including the reimbursement of the Collateral Agent for all reasonable out-of-pocket expenses (including attorneys' fees and expenses) incurred by the Collateral Agent hereunder or in connection herewith or in enforcing the obligations of the Company under this Agreement and the Notes, in all cases as to which the Collateral Agent is not reimbursed by the Company; provided, that none of the Secured Parties, expressly excluding the Collateral Agent, shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Collateral Agent's gross negligence or willful misconduct. The Collateral Agent shall not be required to take or omit to take any action hereunder or under the Notes, or to prosecute or defend any suit in respect of this Agreement or any of the Notes, or any other agreement relating thereto, unless indemnified to its satisfaction by the Secured Parties against loss, costs, liability, and expense. The Collateral Agent may delegate its duties hereunder to affiliates, agents, attorneys-in-fact and receivers (which term includes receivers as managers) selected in good faith by the Collateral Agent.

(b) Exculpation

(i) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement, and the Collateral Agent shall not by reason of this Agreement or any of the Notes (or otherwise) be a trustee for any Secured Party or have any fiduciary obligation to any Secured Party or any of their affiliates. Neither the Collateral Agent nor any of its directors, partners, members, managers, officers, employees or agents (collectively, the “Related Parties”) shall be liable to any Secured Party for any action taken or omitted to be taken by it under this Agreement and the Notes, or in any agreements delivered in connection therewith, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor shall the Collateral Agent or any Related Parties be responsible for any recitals or representations or warranties herein or therein or in any other agreement delivered in connection therewith, or for the effectiveness, enforceability, validity or due execution of any of this Agreement, the Notes or in any other agreement delivered in connection therewith, nor for the creation, perfection or priority of any security interests purported to be created under any of the Notes or the validity, genuineness, enforceability, existence, value or sufficiency of any Collateral, nor shall the Collateral Agent or any Related Parties be obligated to make any inquiry respecting the performance by the Company of its obligations hereunder or thereunder or in any other agreement delivered in connection therewith. Any such inquiry by the Collateral Agent shall not obligate it to make any further inquiry or to take any action. The Collateral Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement, or writing which they believe to be genuine and to have been presented by a proper Person. The Collateral Agent shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

(ii) The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by email, telex, telecopy, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Collateral Agent with reasonable care. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by all Secured Parties, in its capacity as agent of the Secured Parties, and any action taken or failure to act pursuant thereto, shall be binding on all of the Secured Parties.

(iii) The Collateral Agent shall not be required to take any action that is in its opinion contrary to law or to the terms of this Agreement and the Notes, or which would in its opinion subject it or any of its Related Parties to liability. The Collateral Agent shall, in all cases, be fully justified in failing or refusing to act hereunder and under the Notes unless it shall be fully indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

(iv) The Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness relating to the Notes as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form reasonably satisfactory to the Collateral Agent, shall have been filed with the Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness and of any note or notes or other evidences of indebtedness issued in exchange therefor.

(c) Successor. The Collateral Agent may resign at any time upon at least 30 days' notice to the Secured Parties. If the Collateral Agent at any time shall resign, the Secured Parties, by majority consent, may appoint another mutually agreed Secured Party as a successor to Collateral Agent. If the Secured Parties do not make such appointment within ten (10) business days prior to the scheduled resignation date of the Collateral Agent, the retiring Collateral Agent shall appoint a new Collateral Agent from the Secured Parties or, if no Secured Party accepts such appointment, from among commercial banking institutions or trust institutions generally. In furtherance of the foregoing, upon the announcement that the Collateral Agent will resign in its capacity as the Collateral Agent, each of the Secured Parties agrees to use its best efforts to promptly appoint another Collateral Agent. Upon the acceptance of any appointment as the Collateral Agent hereunder, such successor Collateral Agent shall be entitled to receive from the retiring Collateral Agent such documents of transfer and assignment as such successor Collateral Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the Notes. After the retiring Collateral Agent's resignation hereunder as the Collateral Agent, the provisions of this Section 3 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement and the Notes, and any other agreement relating thereto.

4.
Application of Proceeds

(a) Any and all amounts actually received by the Collateral Agent in connection with the enforcement of the Notes, shall, promptly upon receipt by the Collateral Agent, be applied:

(i) first, to the payment in full of all amounts owing to the Collateral Agent in respect of any fees and expenses (including attorneys' fees and expenses and fees and expenses of its agents) incurred by or on behalf of the Collateral Agent as a result of administering this Agreement or the Collateral or exercising any rights (including foreclosure of the Collateral) in its capacity as Collateral Agent;

(ii) second, following payment of all obligations under clause (i), between and among each of the Secured Parties on a pro rata basis, computed using the then outstanding indebtedness, of both principal and accrued interest, of Borrower to each of the Secured Parties, as of the date of such distribution. Until the proceeds are so distributed, the Collateral Agent shall hold the proceeds in trust for the benefit of each of the Secured Parties; and

(iii) third, to the Company unless otherwise directed by a court of competent jurisdiction.

(b) The priorities of allocation set forth in Section 3(a) shall apply in all circumstances, including with respect to any distribution made in any case or proceeding under any bankruptcy law or insolvency law involving creditors' rights generally.

(c) If any Secured Party (an “Excess Party”) shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff, or otherwise) as a result of the realization, sale or other remedial disposition of, or foreclosure on, any Collateral in excess of the amount it is then entitled to receive under the terms of this Agreement, such Excess Party shall hold such amount in trust for the ratable benefit of the other Secured Parties in accordance with the terms of this Agreement and shall pay an amount equal to such excess to the Collateral Agent for distribution to the Secured Parties in accordance with the terms of this Agreement.

5. Further Assurances. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Agreement.

6. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Holder:                            To Secured Party’s address listed in Exhibit A to the Note Purchase Agreement

If to Collateral Agent:                   Charles Tien, CFO
                                                      Super League Gaming, Inc.
                                                      2906 Colorado Ave.
                                                      Santa Monica, CA 90404

If to Borrower:                             Super League Gaming, Inc.
                                                     2906 Colorado Ave.
                                                     Santa Monica, CA 90404
                                                     Attention: Ann Hand

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

7. Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

8. Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

9. Invalidity. Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

10. Headings. Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

12. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the any of the parties without the prior written consent of the other parties.

13. Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof and shall remain in full force and effect until the earliest to occur of (i) the payment in full of the Notes, and (ii) the conversion of the principal and accrued and unpaid interest and all other amounts owing under the Notes into equity securities of the Company.

14. Miscellaneous. This Agreement shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

16. CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT, AND ACCORDINGLY, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

17. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND EACH OF THE OTHER PARTIES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

18.  Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

19. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties.

IN WITNESS WHEREOF, this Agreement has been executed as of the date first set written above.

SECURED PARTY

________________________________

By:   ____________________________

Name: ___________________________

Title: ____________________________

IN WITNESS WHEREOF, this Agreement has been executed as of the date first set written above.

COLLATERAL AGENT

By:
Charles Tien, an individual

IN WITNESS WHEREOF, this Agreement has been executed as of the date first set written above.

SUPER LEAGUE GAMING, INC.

By:
Ann Hand

Chief Executive Officer & President